UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): August 14, 2025

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR 97756
(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On August 14, 2025, in order to raise cash proceeds and simplify its capitalization structure, Expion360 Inc. (the “Company”) entered into an inducement offer letter agreement (the “Inducement Letter”) with (a) the holders of a substantial majority of the Company’s existing outstanding Series A warrants (the “August Series A Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), issued on August 8, 2024, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2024; and (b) all of the holders of the Company’s existing outstanding warrants (the “January Warrants”) to purchase shares of Common Stock, issued on January 3, 2025, as described in the Company’s Current Report on Form 8-K filed with the SEC on January 3, 2025. The Series A Warrants became exercisable on September 30, 2024 and can be exercised until September 30, 2029. The January Warrants were immediately exercisable upon issuance and can be exercised until January 3, 2030.

Pursuant to the Inducement Letter, in exchange for the simultaneous exercise of the August Series A Warrants or January Warrants, as applicable, the Company reduced the exercise price of the August Series A Warrants and of the January Warrants from $5.206 per share and $2.36 per share, respectively, to $1.31 per share.

The shares of Common Stock underlying the August Series A Warrants have been registered for resale by the Company pursuant to a Registration Statement on Form S-1 (File No. 333-280996) initially filed with the SEC on July 25, 2024 under the Securities Act of 1933, as amended (the “Securities Act”) and declared effective by the SEC on August 6, 2024. The shares of Common Stock underlying the January Warrants have been registered for resale pursuant to a Registration Statement on Form S-1 (File No. 333-284354) filed with the SEC on January 17, 2025, and declared effective by the SEC on February 11, 2025.

The foregoing description of the terms of the Inducement Letter is not intended to be complete and is qualified in its entirety by reference to the Form of Inducement Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference. The Inducement Letter contains customary representations, warranties, and covenants by the Company which were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Form of Inducement Letter
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: August 14, 2025	By:	/s/ Brian Schaffner
	Name:	Brian Schaffner
	Title:	Chief Executive Officer